SCHWAB CAPITAL TRUST

(the “Trust”)

Schwab Fundamental US Large Company Index Fund

Schwab Fundamental US Small Company Index Fund

Schwab Fundamental International Large Company Index Fund

Schwab Fundamental International Small Company Index Fund

(each a “Fund” and collectively, the “Funds”)

Supplement dated February 28, 2017 to the

Statutory Prospectus, Statement of Additional Information (SAI) and Summary Prospectus

each dated February 28, 2017

This supplement provides new and additional information beyond that contained in the Statutory Prospectus, SAI and Summary Prospectus and should be read in conjunction with those documents.

IMPORTANT NOTICE REGARDING CHANGES AFFECTING YOUR INVESTMENT

At a meeting held on January 18, 2017, the Board of Trustees of the Trust (the “Board”) approved changes to certain agreements affecting the Funds. In particular, the Board approved, pending shareholder approval, an Amended and Restated Investment Advisory and Administration Agreement (“Amended Advisory Agreement”), which will change the rate of the management fees payable by each Fund to Charles Schwab Investment Management, Inc. (“CSIM”), the Funds’ investment adviser, as well as a change to the management fee structure of each Fund to a unitary fee structure.

In order to implement these changes, the Board approved submitting the Amended Advisory Agreement to shareholders of each Fund for their consideration and approval. Shareholders of each Fund as of the record date will be asked to vote on a proposal to approve the Amended Advisory Agreement, in person or by proxy, at a special meeting of shareholders currently scheduled to be held on or about April 28, 2017. Fund shareholders should expect to receive a proxy statement that contains further information regarding the proposal applicable to their Fund. The special meeting of shareholders is a joint meeting with other funds advised by CSIM, and shareholders of each Fund will vote only on the proposal applicable to their Fund. The proposals being submitted at the special meeting of shareholders are not contingent upon one another.

In addition, and contingent on shareholder approval of the Amended Advisory Agreement applicable to their Fund, the Board approved the removal of the required initial investment minimum for each Fund and the shareholder servicing fee currently payable by each Fund. Similarly, the expense limitation agreement, which currently limits each Fund’s total expenses, will be terminated with respect to each Fund, if shareholders approve the Amended Advisory Agreement.

The changes to the Funds described in this Supplement would take effect on or about May 1, 2017 for each Fund, provided shareholder approval of the Amended Advisory Agreement is obtained with respect to that Fund. Below is additional information regarding the proposed changes:

1. Proposed changes to management fees

Fund	Current Management Fee Schedule	Proposed Management Fee
Schwab Fundamental US Large Company Index Fund	0.30% of the Fund’s average daily net assets not in excess of $500 million, 0.22% of such net assets in excess of $500 million and less than $5 billion, 0.20% of such net assets over $5 billion and less than $10 billion and 0.18% of such assets over $10 billion	0.25%

Schwab Fundamental US Small Company Index Fund	0.30% of the Fund’s average daily net assets not in excess of $500 million, 0.22% of such net assets in excess of $500 million and less than $5 billion, 0.20% of such net assets over $5 billion and less than $10 billion and 0.18% of such assets over $10 billion	0.25%

Schwab Fundamental International Large Company Index Fund	0.30% of the Fund’s average daily net assets not in excess of $500 million, 0.22% of such net assets in excess of $500 million and less than $5 billion, 0.20% of such net assets over $5 billion and less than $10 billion and 0.18% of such assets over $10 billion	0.25%

Schwab Fundamental International Small Company Index Fund	0.40% of the Fund’s average daily net assets not in excess of $500 million, 0.38% of such net assets greater than $500 million and not in excess of $5 billion, 0.36% of such net assets greater than $5 billion and not in excess of $10 billion, and 0.34% of such assets over $10 billion	0.39%

2. Proposed changes to management fee structure to adopt a unitary fee structure

Under the new management fee structure, CSIM will pay the operating expenses of each Fund, excluding acquired fund fees and expenses, taxes, any brokerage expenses and extraordinary or non-routine expenses.

3. Proposed changes to minimum initial investment

The minimum initial investment required to invest in each Fund will be eliminated.

4. Proposed changes to Shareholder Servicing Plan

The Shareholder Servicing Plan will be terminated with respect to each Fund. Accordingly, each Fund will no longer be subject to shareholder servicing fees.

5. Proposed changes to expense limitation agreement

The expense limitation agreement which currently limits each Fund’s total expenses will be terminated.

6. Changes to Fund operating expense ratios (OERs)

As a result of the above referenced changes, the Funds’ OERs will change as follows:

Fund	Current Gross OER	Current Net OER*	Proposed OER
Schwab Fundamental US Large Company Index Fund	0.39%	0.35%	0.25%
Schwab Fundamental US Small Company Index Fund	0.43%	0.35%	0.25%
Schwab Fundamental International Large Company Index Fund	0.46%	0.35%	0.25%
Schwab Fundamental International Small Company Index Fund	0.68%	0.49%	0.39%

*	After expense reduction. The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of each Fund to the level outlined in the Funds’ prospectus for so long as the investment adviser serves as the adviser to the Fund. The Board has approved the termination of this agreement with respect to each Fund subject to applicable shareholder approval of the Amended Advisory Agreement.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG96146-00 (02/17)

00191333

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